                                                                   Exhibit 99.10

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB1
--------------------------------------------------------------------------------



                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[265,815,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-AB1

                                  (SURF LOGO)

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                               JPMORGAN CHASE BANK
                                     TRUSTEE

                                 APRIL 26, 2005




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB1
--------------------------------------------------------------------------------


The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

FICO & DOCUMENTATION
FICO SCORE            FULL DOC  NO DOC  STATED (NIV) DOC  ALL DOCS   WAC    AVG PRIN BAL  CURRENT LTV
(50 increment)
NOT AVAILABLE
451 TO 500
501 TO 550              0.00%    0.00%        0.00%          0.00%  0.000%           --       0.00%
551 TO 600              0.00%    0.00%        0.00%          0.00%  0.000%           --       0.00%
601 TO 650              9.69%    0.04%       10.13%         19.86%  6.728%   154,715.47      76.44%
651 TO 700             19.88%    0.12%       29.15%         49.16%  6.787%   173,108.19      84.56%
701 TO 750              9.47%    0.00%       13.04%         22.51%  6.592%   183,240.84      86.30%
751 TO 800              4.19%    0.13%        3.78%          8.10%  6.453%   203,866.16      85.48%
801 TO 850              0.25%    0.00%        0.12%          0.37%  6.924%   144,494.18      86.97%
TOTAL                  43.48%    0.28%       56.23%        100.00%  6.705%   173,163.48      83.42%


                                                                                                                          LIMITED
LTV & FICO       FICO                                                                             AVG             GROSS    (LIV)
CURRENT LTV      <500  501-550  551-600  601-650  651-700  701-750  751-800  801-850   TOTAL    PRIN BAL    WAC   MARGIN    DOC
(10 increment)
0.01 TO 10.00
10.01 TO 20.00          0.00%    0.00%     0.00%    0.00%    0.00%   0.00%    0.00%     0.00%          --     --     --    0.000%
20.01 TO 30.00          0.00%    0.00%     0.03%    0.04%    0.00%   0.05%    0.00%     0.11%   77,518.42  7.116  5.909    0.000%
30.01 TO 40.00          0.00%    0.00%     0.00%    0.17%    0.18%   0.09%    0.00%     0.44%  133,379.05  5.809  5.457    0.000%
40.01 TO 50.00          0.00%    0.00%     0.39%    0.49%    0.08%   0.00%    0.00%     0.95%  235,434.70  6.397  6.090    0.000%
50.01 TO 60.00          0.00%    0.00%     0.93%    0.69%    0.36%   0.07%    0.00%     2.05%  163,656.10  6.599  5.918    0.000%
60.01 TO 70.00          0.00%    0.00%     0.98%    1.42%    0.52%   0.22%    0.09%     3.23%  199,683.65  6.023  5.309    0.000%
70.01 TO 80.00          0.00%    0.00%    17.50%   21.68%    7.53%   3.39%    0.07%    50.17%  158,968.05  6.664  5.558    0.000%
80.01 TO 90.00          0.00%    0.00%     0.00%   13.22%    6.71%   1.92%    0.00%    21.86%  217,653.55  6.427  5.572   48.000%
90.01 TO 100.00         0.00%    0.00%     0.04%   11.44%    7.14%   2.35%    0.22%    21.19%  170,925.83  7.234  6.238    0.000%
TOTAL                   0.00%    0.00%    19.86%   49.16%   22.51%   8.10%    0.37%   100.00%  173,163.48  6.705  5.718   11.000%


LTV & FICO         STATED
CURRENT LTV      (NIV) DOC
(10 increment)
0.01 TO 10.00
10.01 TO 20.00       0.000%
20.01 TO 30.00   10000.000%
30.01 TO 40.00    1254.000%
40.01 TO 50.00    8971.000%
50.01 TO 60.00    7199.000%
60.01 TO 70.00    4908.000%
70.01 TO 80.00    6387.000%
80.01 TO 90.00    4922.000%
90.01 TO 100.00   4411.000%
TOTAL             5623.000%

                                                                                                                            LIMITED
PRIN BALANCE & FICO  FICO                                                                           CURRENT         GROSS    (LIV)
PRIN BALANCE         <=500  501-550  551-600  601-650  651-700  701-750  751-800  801-850   TOTAL     LTV     WAC   MARGIN    DOC
(50,000 increments)
1 TO 50,000                  0.00%    0.00%     0.13%    0.25%    0.09%   0.01%    0.00%     0.48%   78.90%  7.943  6.636     0.00%
50,001 TO 100,000            0.00%    0.00%     3.34%    6.07%    2.22%   0.45%    0.05%    12.14%   82.31%  7.459  6.198     0.00%
100,001 TO 150,000           0.00%    0.00%     4.03%    9.30%    3.72%   1.22%    0.00%    18.26%   83.19%  7.005  5.883     0.00%
150,001 TO 200,000           0.00%    0.00%     3.04%    6.43%    3.53%   1.44%    0.32%    14.76%   83.88%  6.755  5.723     0.00%
200,001 TO 250,000           0.00%    0.00%     2.81%    6.16%    3.45%   1.12%    0.00%    13.54%   83.18%  6.705  5.760     0.00%
250,001 TO 300,000           0.00%    0.00%     2.32%    6.95%    2.55%   0.72%    0.00%    12.54%   83.34%  6.464  5.556    84.00%
300,001 TO 350,000           0.00%    0.00%     1.56%    4.73%    2.28%   1.20%    0.00%     9.77%   84.18%  6.309  5.528     0.00%
350,001 TO 400,000           0.00%    0.00%     1.26%    2.50%    2.04%   0.98%    0.00%     6.77%   84.49%  6.327  5.540     0.00%
400,001 TO 450,000           0.00%    0.00%     0.94%    2.94%    0.79%   0.15%    0.00%     4.81%   84.75%  6.286  5.590     0.00%
450,001 TO 500,000           0.00%    0.00%     0.17%    1.59%    0.71%   0.35%    0.00%     2.82%   81.60%  5.962  5.114     0.00%
500,001 TO 550,000           0.00%    0.00%     0.00%    0.40%    0.19%   0.00%    0.00%     0.59%   91.75%  6.952  6.094     0.00%
550,001 TO 600,000           0.00%    0.00%     0.00%    0.41%    0.20%   0.00%    0.00%     0.62%   90.05%  5.878  4.703     0.00%
600,001 TO 650,000           0.00%    0.00%     0.00%    0.91%    0.24%   0.47%    0.00%     1.62%   83.64%  5.869  5.113     0.00%
650,001 TO 700,000           0.00%    0.00%     0.26%    0.25%    0.49%   0.00%    0.00%     1.00%   86.11%  6.161  5.401     0.00%
700,001 TO 750,000           0.00%    0.00%     0.00%    0.28%    0.00%   0.00%    0.00%     0.28%   45.45%  6.150  5.900     0.00%
850,001 TO 900,000           0.00%    0.00%     0.00%    0.00%    0.00%   0.00%    0.00%     0.00%    0.00%     --     --     0.00%
TOTAL                        0.00%    0.00%    19.86%   49.16%   22.51%   8.10%    0.37%   100.00%   83.42%  6.705  5.718    11.00%


PRIN BALANCE & FICO   STATED
PRIN BALANCE         (NIV) DOC
(50,000 increments)
1 TO 50,000           6610.00%
50,001 TO 100,000     5470.00%
100,001 TO 150,000    5611.00%
150,001 TO 200,000    5544.00%
200,001 TO 250,000    5726.00%
250,001 TO 300,000    5955.00%
300,001 TO 350,000    5730.00%
350,001 TO 400,000    6706.00%
400,001 TO 450,000    6433.00%
450,001 TO 500,000    4337.00%
500,001 TO 550,000    3435.00%
550,001 TO 600,000    3297.00%
600,001 TO 650,000    1476.00%
650,001 TO 700,000    2407.00%
700,001 TO 750,000   10000.00%
850,001 TO 900,000       0.00%
TOTAL                 5623.00%


PREPAYMENT PENALTY & FICO                                                                                 CURRENT          GROSS
PREPAYMENT PENALTY TERM    <=500  501-550  551-600  601-650  651-700  701-750  751-800  801-850   TOTAL     LTV      WAC   MARGIN
(whatever increments)
 0                                 0.00%    0.00%     3.12%    8.18%    3.15%   1.66%    0.15%    16.27%   84.80%  7.1566  5.8824
12                                 0.00%    0.00%     1.55%    2.65%    1.28%   0.39%    0.00%     5.86%   80.91%  6.7099  5.6863
13                                 0.00%    0.00%     0.00%    0.00%    0.12%   0.00%    0.00%     0.12%   90.00%  5.7500  4.7500
24                                 0.00%    0.00%     9.53%   22.36%    9.04%   3.18%    0.10%    44.20%   83.64%  6.6733  5.7031
36                                 0.00%    0.00%     4.84%   14.25%    7.65%   2.58%    0.12%    29.44%   83.62%  6.5673  5.6383
60                                 0.00%    0.00%     0.83%    1.72%    1.28%   0.29%    0.00%     4.12%   77.53%  6.2631  5.1050
TOTAL                              0.00%    0.00%    19.86%   49.16%   22.51%   8.10%    0.37%   100.00%   83.42%  6.7049  5.7177

                                       LIMITED
PREPAYMENT PENALTY & FICO     AVG       (LIV)     STATED
PREPAYMENT PENALTY TERM     PRIN BAL     DOC    (NIV) DOC
(whatever increments)
 0                         170,733.81    0.00%   6006.00%
12                         165,883.72    0.00%   5085.00%
13                         328,500.00    0.00%  10000.00%
24                         174,145.16    0.00%   6198.00%
36                         171,770.02   36.00%   4712.00%
60                         192,901.43    0.00%   5101.00%
TOTAL                      173,163.48   11.00%   5623.00%

MORTG RATES & FICO  FICO                                                                           CURRENT           GROSS
MORTG RATES         <=500  501-550  551-600  601-650  651-700  701-750  751-800  801-850   TOTAL     LTV      WAC    MARGIN
(50 bps increment)
4.001 TO 4.500              0.00%    0.00%     0.05%    0.26%    0.00%   0.12%    0.00%     0.43%   76.47%    4.494  4.1303
4.501 TO 5.000              0.00%    0.00%     0.00%    0.17%    0.58%   0.29%    0.03%     1.07%   82.22%    4.855  4.2753
5.001 TO 5.500              0.00%    0.00%     0.54%    1.60%    1.58%   0.67%    0.00%     4.38%   78.90%    5.351  4.6129
5.501 TO 6.000              0.00%    0.00%     3.94%    8.67%    5.59%   2.66%    0.12%    20.99%   82.05%    5.828  5.2176
6.001 TO 6.500              0.00%    0.00%     3.85%   10.70%    4.08%   0.94%    0.00%    19.57%   81.76%    6.302  5.6362
6.501 TO 7.000              0.00%    0.00%     5.75%   10.75%    4.03%   1.54%    0.00%    22.06%   81.87%    6.803  5.6370
7.001 TO 7.500              0.00%    0.00%     2.87%    7.74%    2.83%   0.61%    0.07%    14.12%   85.50%    7.284  6.0106
7.501 TO 8.000              0.00%    0.00%     1.46%    5.03%    2.15%   0.68%    0.06%     9.39%   86.91%    7.769  6.4011
8.001 TO 8.500              0.00%    0.00%     0.88%    2.55%    0.89%   0.37%    0.09%     4.77%   90.02%    8.293  6.8246
8.501 TO 9.000              0.00%    0.00%     0.49%    0.97%    0.54%   0.15%    0.00%     2.15%   90.18%    8.736  7.2874
9.001 TO 9.500              0.00%    0.00%     0.02%    0.54%    0.15%   0.07%    0.00%     0.79%   93.47%    9.263  7.8015
9.501 TO 10.000             0.00%    0.00%     0.00%    0.12%    0.05%   0.00%    0.00%     0.17%   98.16%    9.684  7.9805
10.001 TO 10.500            0.00%    0.00%     0.00%    0.05%    0.05%   0.00%    0.00%     0.10%   94.95%   10.099  8.5135
10.501 TO 11.000            0.00%    0.00%     0.00%    0.00%    0.00%   0.00%    0.00%     0.00%    0.00%    0.000      --
11.001 TO 11.500            0.00%    0.00%     0.00%    0.00%    0.00%   0.00%    0.00%     0.00%    0.00%    0.000      --
11.501 TO 12.000            0.00%    0.00%     0.00%    0.00%    0.00%   0.00%    0.00%     0.00%    0.00%    0.000      --
12.501 TO 13.000            0.00%    0.00%     0.00%    0.00%    0.00%   0.00%    0.00%     0.00%    0.00%    0.000      --
TOTAL:                      0.00%    0.00%    19.86%   49.16%   22.51%   8.10%    0.37%   100.00%   83.42%  6.70487  5.7177

                                  LIMITED
MORTG RATES & FICO      AVG        (LIV)     STATED
MORTG RATES          PRIN BAL       DOC    (NIV) DOC
(50 bps increment)
4.001 TO 4.500      293,827.19      0.00%   6020.00%
4.501 TO 5.000      290,423.52      0.00%   4081.00%
5.001 TO 5.500      259,129.98    241.00%   1790.00%
5.501 TO 6.000      239,795.78      0.00%   3806.00%
6.001 TO 6.500      211,925.12      0.00%   5105.00%
6.501 TO 7.000      168,487.69      0.00%   6531.00%
7.001 TO 7.500      148,224.98      0.00%   6934.00%
7.501 TO 8.000      119,793.40      0.00%   7169.00%
8.001 TO 8.500      126,031.54      0.00%   7556.00%
8.501 TO 9.000       99,132.04      0.00%   7335.00%
9.001 TO 9.500      101,981.38      0.00%   5246.00%
9.501 TO 10.000      78,299.26      0.00%  10000.00%
10.001 TO 10.500     68,304.38      0.00%   7288.00%
10.501 TO 11.000            --      0.00%      0.00%
11.001 TO 11.500            --      0.00%      0.00%
11.501 TO 12.000            --      0.00%      0.00%
12.501 TO 13.000            --      0.00%      0.00%
TOTAL:              173,163.48     11.00%   5623.00%



MORTG RATES & LTV    LTV    LTV                                                                         AVG    GROSS       AVG
MORTG RATES         0-10   11-20  21-30  31-40  41-50  51-60  61-70  71-80   81-90   91-100   TOTAL    FICO    MARGIN   PRIN BAL
(50 bps increment)
4.001 TO 4.500      0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.16%   0.05%   0.22%   0.00%    0.43%  687.540  4.130   293,827.19
4.501 TO 5.000      0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.03%   0.49%   0.54%   0.00%    1.07%  735.810  4.275   290,423.52
5.001 TO 5.500      0.00%  0.00%  0.00%  0.23%  0.00%  0.06%  0.56%   1.53%   1.64%   0.36%    4.38%  704.200  4.613   259,129.98
5.501 TO 6.000      0.00%  0.00%  0.00%  0.14%  0.17%  0.34%  0.87%  10.83%   5.88%   2.76%   20.99%  693.960  5.218   239,795.78
6.001 TO 6.500      0.00%  0.00%  0.05%  0.00%  0.48%  0.45%  1.10%   9.16%   5.67%   2.66%   19.57%  679.970  5.636   211,925.12
6.501 TO 7.000      0.00%  0.00%  0.02%  0.04%  0.30%  0.93%  0.33%  13.57%   3.19%   3.68%   22.06%  678.820  5.637   168,487.69
7.001 TO 7.500      0.00%  0.00%  0.00%  0.00%  0.00%  0.14%  0.02%   7.69%   2.55%   3.72%   14.12%  680.940  6.011   148,224.98
7.501 TO 8.000      0.00%  0.00%  0.03%  0.04%  0.00%  0.06%  0.10%   4.48%   1.12%   3.57%    9.39%  687.360  6.401   119,793.40
8.001 TO 8.500      0.00%  0.00%  0.02%  0.00%  0.00%  0.00%  0.00%   1.75%   0.60%   2.41%    4.77%  687.590  6.825   126,031.54
8.501 TO 9.000      0.00%  0.00%  0.00%  0.00%  0.00%  0.05%  0.05%   0.56%   0.22%   1.27%    2.15%  685.150  7.287    99,132.04
9.001 TO 9.500      0.00%  0.00%  0.00%  0.00%  0.00%  0.02%  0.00%   0.06%   0.16%   0.55%    0.79%  695.580  7.802   101,981.38
9.501 TO 10.000     0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%   0.00%   0.03%   0.14%    0.17%  701.210  7.981    78,299.26
10.001 TO 10.500    0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%   0.00%   0.02%   0.08%    0.10%  682.180  8.514    68,304.38
10.501 TO 11.000    0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%   0.00%   0.00%   0.00%    0.00%       --     --           --
11.001 TO 11.500    0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%   0.00%   0.00%   0.00%    0.00%       --     --           --
11.501 TO 12.000    0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%   0.00%   0.00%   0.00%    0.00%       --     --           --
12.501 TO 13.000    0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%   0.00%   0.00%   0.00%    0.00%       --     --           --
TOTAL:              0.00%  0.00%  0.11%  0.44%  0.95%  2.05%  3.23%  50.17%  21.86%  21.19%  100.00%  685.810  5.718   173,163.48

                    LIMITED
MORTG RATES & LTV    (LIV)    STATED
MORTG RATES           DOC    (NIV) DOC
(50 bps increment)
4.001 TO 4.500        0.00%   6020.00%
4.501 TO 5.000        0.00%   4081.00%
5.001 TO 5.500      241.00%   1790.00%
5.501 TO 6.000        0.00%   3806.00%
6.001 TO 6.500        0.00%   5105.00%
6.501 TO 7.000        0.00%   6531.00%
7.001 TO 7.500        0.00%   6934.00%
7.501 TO 8.000        0.00%   7169.00%
8.001 TO 8.500        0.00%   7556.00%
8.501 TO 9.000        0.00%   7335.00%
9.001 TO 9.500        0.00%   5246.00%
9.501 TO 10.000       0.00%  10000.00%
10.001 TO 10.500      0.00%   7288.00%
10.501 TO 11.000      0.00%      0.00%
11.001 TO 11.500      0.00%      0.00%
11.501 TO 12.000      0.00%      0.00%
12.501 TO 13.000      0.00%      0.00%
TOTAL:               11.00%   5623.00%